SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
May 18, 2010
_________________________
333-150095-08
(Commission File Number of issuing entity)

Honda Auto Receivables 2010−2 Owner Trust
(Exact name of registrant specified in its charter)

333-150095
(Commission File Number of depositor)

American Honda Receivables Corp.
(Exact name of depositor as specified in its charter)

American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)
____________________________________

Delaware	30-6237874
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp.
20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ]	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01. Other Events

Description of the Securities and the Auto Loans

American Honda Receivables Corp. registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−150095) filed with the Securities and Exchange Commission on April 4, 2008, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act, as amended.  Pursuant to the Registration Statement, Honda Auto Receivables 2010-2 Owner Trust (the “Issuer”) issued $1,250,000,000 Class A−1 0.51298% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.82% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 1.34% (the “Class A-3 Notes”) and Class A–4 1.93% (the “Class A-4 Notes”) (collectively, the “Notes”), on May 18, 2010.  This Current Report on Form 8−K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.  American Honda Receivables Corp., as the depositor will initially retain all of the Class A-1 Notes.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of May 1, 2010, between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”).  The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of certain fixed rate retail installment sales contracts secured by new and used Honda and Acura automobiles and light-duty tracks financed thereby.

As of the applicable cut-off date, which was May 1, 2010, the receivables possessed (without material deviation) the characteristics described in the Prospectus dated May 12, 2010 and the Prospectus Supplement dated May 12, 2010, filed pursuant to Rule 424(b)(5) of the Act on May 17, 2010.

 Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated May 12, 2010, among American Honda Receivables Corp., American Honda Finance Corporation, Barclays Capital Inc. and Citigroup Global Markets Inc.

4.1	Indenture, dated as of May 1, 2010, between Honda Auto Receivables 2010-2 Owner Trust and The Bank of New York Mellon, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated May 18, 2010, between American Honda Receivables Corp. and Deutsche Bank Trust Company Delaware, as owner trustee.

99.1	Sale and Servicing Agreement, dated as of May 1, 2010, among Honda Auto Receivables 2010-2 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of May 1, 2010, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated as of May 1, 2010, among Honda Auto Receivables 2010-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and The Bank of New York Mellon, as indenture trustee.

99.4
Control Agreement, dated as of May 1, 2010, among American Honda Receivables Corp., Honda Auto Receivables 2010-2 Owner Trust, American Honda Finance Corporation, The Bank of New York Mellon, as indenture trustee and assignee-secured party, and The Bank of New York Mellon, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.
Depositor

By: /s/ H. Tanaka
Name: H. Tanaka
Title: President
May 18, 2010

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 12, 2010, among American Honda Receivables Corp., American Honda Finance Corporation, Barclays Capital Inc. and Citigroup Global Markets Inc.

4.1	Indenture, dated as of May 1, 2010, between Honda Auto Receivables 2010-2 Owner Trust and The Bank of New York Mellon, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated May 18, 2010, between American Honda Receivables Corp. and Deutsche Bank Trust Company Delaware, as owner trustee.

99.1	Sale and Servicing Agreement, dated as of May 1, 2010, among Honda Auto Receivables 2010-2 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of May 1, 2010, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated as of May 1, 2010, among Honda Auto Receivables 2010-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and The Bank of New York Mellon, as indenture trustee.

99.4
Control Agreement, dated as of May 1, 2010, among American Honda Receivables Corp., Honda Auto Receivables 2010-2 Owner Trust, American Honda Finance Corporation, The Bank of New York Mellon, as indenture trustee and assignee-secured party, and The Bank of New York Mellon, as securities intermediary.